UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: April 28, 2005

(Date of earliest event reported)

B of I HOLDING, INC.

 (Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12220 El Camino Real, Suite, 220, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

(915)298-3061

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(a)  Financial statements:

None.

(b)  Pro forma financial information:

None.

(c)  Exhibits:

99.1  Press Release of B of I Holding, Inc. dated April 28, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2005
B of I HOLDING, INC.
By: /s/ Gary Lewis Evans
Gary Lewis Evans
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Earnings Release dated April 28, 2005